Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

15. Commitments and Contingencies

Legal Proceedings

From time to time the Company may be named in claims arising in the ordinary course of business. Currently, there are no such legal proceeding that are pending against the Company or that involve the Company that, in the opinion of management, could reasonably be expected to have a material adverse effect on the Company’s business or financial condition, other than the following.

On April 17, 2019, a lawsuit was filed by Dupree Productions, LLC against uBid Holdings, Inc. and Ketan Thakker (Case No. L2019000436) in the Circuit Court of DuPage County, Illinois, alleging that a Partial Equity Payment Agreement dated August 1, 2016, which was intended to compensate services in the amount of $60,000 in return for shares of uBid common stock, was inadequate to compensate for the alleged higher value of advertising and endorsement services of approximately $195,000. The case was dismissed on the basis that there was a binding arbitration clause in the Partial Equity Payment Agreement and is now in arbitration in Chicago, Illinois. On February 3, 2021, the arbitrator awarded DuPree Productions $195,000, including $24,000 in attorneys’ fees, which is included in accrued expenses in the consolidated balance sheets as of December 31, 2021 and 2020. The Company has filed an appeal of the arbitrator’s award. On January 28, 2022, a final settlement of $150,000 was reached, which is scheduled to be paid on April 28, 2022.